Exhibit 99.11a
                                                                  --------------

                                                                  EXECUTION COPY

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment"), dated as of July 1, 2006, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the "Depositor"), Morgan Stanley Mortgage Capital Inc. ("MSMCI"), Wachovia Mortgage Corporation as seller ("Wachovia" and, in such capacity, the "Seller") and servicer (in such capacity, the "Servicer"), and acknowledged by LaSalle Bank National Association, as trustee (the "Trustee") of Morgan Stanley Mortgage Loan Trust 2006-9AR (the "Trust"), and Wells Fargo Bank, National Association, as master servicer (or any successor master servicer, the "Master Servicer").

                                   RECITALS

      WHEREAS MSMCI, the Seller and the Servicer have entered into a certain Seller's Purchase, Warranties and Servicing Agreement, dated as of September 1, 2004 (the "Initial Agreement"), as supplemented by the Amended and Restated Regulation AB Compliance Addendum (the "Reg AB Addendum"), dated as of April 17, 2006, (as further amended or modified to the date hereof, the "Agreement"), pursuant to which MSMCI has acquired certain Mortgage Loans pursuant to the terms of the Agreement and the Servicer has agreed to service such Mortgage Loans;

      WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from MSMCI certain of the Mortgage Loans (the "Specified Mortgage Loans") which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the "Specified Mortgage Loan Schedule"); and

      WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

      NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

      1.    Assignment and Assumption

      (a) On and as of the date hereof, MSMCI hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from MSMCI (the "First Assignment and Assumption"), and the Seller hereby acknowledges the First Assignment and Assumption.

      MSMCI specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of MSMCI with respect to any Mortgage Loans subject to the Agreement which are not the Specified Mortgage Loans.

      (b) On and as of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the "Second Assignment and Assumption"), and the Seller hereby acknowledges the Second Assignment and Assumption.

      (c) On and as of the date hereof, MSMCI represents and warrants to the Depositor and the Trustee that MSMCI has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of MSMCI's acquisition of the Specified Mortgage Loans.

      2.    Recognition of Trustee

      (a) From and after the date hereof, both MSMCI and the Seller shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and Servicer shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Agreement, as modified hereby, the terms of which are incorporated herein by reference. It is the intention of the Seller, the Servicer, the Depositor, the Trustee and MSMCI that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and MSMCI and their respective successors and assigns.

      (b) Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Agreement. Accordingly, the right of MSMCI to consent to any amendment of the Agreement and its rights concerning waivers as set forth in Sections 11.02 and 8.02 of the Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Agreement with respect thereto (other than the servicing of the Specified Mortgage Loans, which shall be enforced by the Master Servicer) by the Trustee as assignee of MSMCI.

      (c)   It is expressly understood and agreed by the parties hereto that
(i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement dated as of the date hereof among the Depositor, the Master Servicer, Wells Fargo Bank, National Association, as securities administrator (the "Securities Administrator") and the Trustee (the "Pooling and Servicing Agreement"), (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust , (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein and (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.

      3.    Representations and Warranties

      (a) The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or MSMCI other than those contained in the Agreement or this Assignment.

      (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

      (c) Each of the Depositor, MSMCI, Seller and Servicer hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

      (d) The Seller hereby makes, as of the Closing Date (as defined in the Pooling and Servicing Agreement referred to below), the representations and warranties set forth in Section 3.01 of the Agreement, to and for the benefit of the Depositor, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

      (e) The Company hereby represents and warrants to the Assignee that, to the extent the Mortgage Loans will be part of a REMIC, the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) in accordance with the Servicing Agreement, but in no event in a manner that would (a) cause the REMIC to fail or qualify as a REMIC or (b) result in the imposition of a tax upon the REMIC (including, but not limited to, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code).

      4. The Servicer hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Agreement, the right to examine the books and records of the Servicer, indemnification rights and the right to exercise certain rights of consent and approval of MSMCI. The Servicer shall make all distributions under the Agreement to the Master Servicer by wire transfer of immediately available funds to:

            Wells Fargo Bank, National Association
            ABA Number:       121-000-248
            Account Name:  Corporate Trust Clearing
            Account number:  3970771416
            For further credit to: 50933200, MSM 2006-9AR

      The Servicer shall deliver all reports required to be delivered under the Agreement to the Master Servicer at the following address:

            Wells Fargo Bank, National Association
            9062 Old Annapolis Road
            Columbia, Maryland 21045
            Attention: Client Manager, MSM 2006-9AR
            Telecopier: (410) 715-2380

      5.    Amendments to the Initial Agreement

      The parties to this Assignment hereby agree to amend the Initial Agreement as follows:

            (a) With respect to the Specified Mortgage Loans, "Permitted Investments" shall mean at any time, any one or more of the following obligations and securities:

                  (i) obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

                  (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency rating such paper, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

                  (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

                  (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

                  (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such series), or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (ix) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency rating such fund or such lower rating as shall not result in a change in the rating then assigned to the Certificates by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency, including funds for which the Trustee, the Master Servicer, the Securities Administrator or any of its Affiliates is investment manager or adviser;

                  (x) short-term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category or such lower rating as shall not result in a change in the rating then specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency; and

                  (xi) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Rating Agencies as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  provided, that no such instrument shall be a Permitted Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or (ii) such instrument would require the Depositor to register as an investment company under the Investment Company Act of 1940, as amended.

            (b) The definition of "Remittance Date" in Section 1.01 of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "Remittance Date: The 18th day of each month (or, if such 18th day is not a Business Day, the following Business Day)."

            (c) The definition of "Servicing Fee" in Section 1.01 of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "The Servicing Fee with respect to each Mortgage Loan for any calendar month (or a portion thereof) shall be 1/12 of the product of (i) the Scheduled Principal Balance of the Mortgage Loan and (ii) the Servicing Fee Rate applicable to such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed."

            (d) The definition of "Servicing Fee Rate" in Section 1.01 of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "Servicing Fee Rate": With respect to the adjustable rate Mortgage Loans, 0.250% per annum."

            (e) Subsection 3.02(d) of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "As of the Closing Date, none of the Mortgage Loans are contractually past due by more than 30 days;"

            (f) The following paragraphs are hereby incorporated into the Initial Agreement at the end of Section 4.13:

      "The Seller shall prepare for and deliver to the Purchaser, or its designee, a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the maintenance of such REO Property at such times as is necessary to enable the Purchaser, or its designee, to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Seller shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Purchaser, or its designee, for filing.

      Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Purchaser, or its designee, shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Purchaser, or its designee, in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under
Section 860G(c) of the Code or otherwise, unless the Seller has agreed to indemnify and hold harmless the Purchaser, or its designee, with respect to the imposition of any such taxes."

            (g) The second paragraph of Section 5.01 of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Seller shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Seller on the date such late payment is made and shall cover the period commencing with such Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Seller of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Seller."

            (h) The first paragraph of Section 5.02 of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "Not later than the 5th Business Day of each month (or if such 5th day is not a Business Day, the Business Day next succeeding such 5th day), the Seller shall furnish to the Master Servicer in electronic form mortgage loan level data as mutually agreed upon by the Seller and the Master Servicer and the monthly reports substantially in the form of Exhibit J attached hereto with respect to the Mortgage Loans and the period from but including the first day of the preceding calendar month through but excluding the first day of such month."

            (i) The first paragraph of Section 5.03 of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "Not later than the close of business on the Business Day preceding each Remittance Date, the Seller shall either (a) deposit in the Custodial Account from its own funds an amount equal to the principal and interest portion of all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance
Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 4.01,
(b) cause to be made an appropriate entry in the records of the Custodial Account that amounts held for future distribution have been, as permitted by this Section 5.03, used by the Seller in discharge of any such Monthly Advance or (c) make Monthly Advances in the form of any combination of (a) or (b) aggregating the total amount of Monthly Advances to be made, whether or not deferred pursuant to Section 4.01, which were due on a Mortgage Loan on the immediately preceding Due Date and delinquent at the close of business on the related Determination Date."

            (j) The word "or" is deleted from the end of Section 8.01(vii), the word "or" is added at the end of Section 8.01(viii) and the following paragraph is hereby incorporated into the Agreement as new Section 10.01(ix):

      "(ix) failure by the Seller to duly perform, within the required time period, its obligations under Section 2.04 and Section 2.05 of the Reg AB Addendum which failure continues unremedied for a period of fourteen (14) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans;"

            (k) The following paragraph is hereby incorporated into the Initial Agreement as new Section 11.19:

      "Third Party Beneficiary. For purposes of this Agreement, including but not limited to Section 2.04 and Section 2.05, respectively, of the Reg AB Addendum, any Master Servicer shall be considered a third party beneficiary to this Agreement (including the Reg AB Addendum and any other amendments or modifications thereto) entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."

            (l) Section 6.04 and Section 6.05 are hereby deleted from the Initial Agreement, it being understood that they are superseded by
            Section 2.04 and Section 2.05, respectively, of the Reg AB
            Addendum.

            (m) The second sentence in Section 8.01 of the Initial Agreement is hereby replaced by the following:

      "On or after the receipt by the Seller of such written notice of termination, all authority and power of the Seller, as servicer, under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 11.01."

            (n) Exhibit J to the Initial Agreement is hereby replaced in its entirety with the Amended and Restated Exhibit J attached to this Assignment as Exhibit II.

6.                Amendments to the Reg AB Addendum

            (a) Section 2.03(h) of the Reg AB Addendum is amended to also require that written notice provided pursuant to Section 2.03(f) shall be given in the form of Exhibit C.

            (b) Section 2.06(b) of the Reg AB Addendum is amended as follows:

                  1. The first paragraph of Section 2.06(b) is amended to insert the phrase ", the Master Servicer, if any" after each occurrence of the phrase "the Purchaser".

                  2. The last sentence of the second paragraph of Section 2.06(b) is amended to insert the phrase "and the other certifications" after the phrase "any assessment of compliance and attestation".

            (c) Section 2.07(a) of the Reg AB Addendum is amended as follows:

                  1. The phrase "including but not limited to any Master Servicer" is inserted before the phrase "responsible for the preparation,".

                  2. The clause ", affiliates" is inserted before the words "and agents of each of the foregoing".

            (d) Exhibit C to the Reg AB Addendum is replaced by Exhibit III hereto.


      7.    Continuing Effect

      Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

      8.    Governing Law

      This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

      9.    Notices

      Any notices or other communications permitted or required under the Agreement to be made to the Depositor, MSMCI, the Seller, the Servicer and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent as follows:

      In the case of MSMCI:

            Morgan Stanley Mortgage Capital Inc.
            1221 Avenue of the Americas
            New York, New York 10020
            Attention: Morgan Stanley Mortgage Loan Trust 2006-9AR

      With  a copy to:

            Morgan Stanley & Co. Incorporated
            1585 Broadway
            New York, New York 10036
            Attention: General Counsel's Office

      In the case of the Depositor:

            Morgan Stanley Capital I Inc.
            1585 Broadway
            New York, New York 10036
            Attention:  Morgan Stanley Mortgage Loan Trust 2006-9AR

      In the case of the Trustee:

            LaSalle Bank National Association
            135 South LaSalle Street, Suite 1625
            Chicago, Illinois 60603
            Attention: Global Securities and Trust Services MSM 2006-9AR

      In the case of Wachovia and the Servicer:

            Wachovia Mortgage Corporation
            901 South Tryon Street
            Charlotte, North Carolina  28202
            Attention:  Kendal Leeson

         With a copy to:

            Wachovia Mortgage Corporation
            1100 Corporate Center Drive
            Raleigh, North Carolina  27607
            Attention:  Tom Fowler

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Agreement.

      10.   Ratification

      Except as modified and expressly amended by this Assignment, the Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

      11.   Counterparts

      This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

      12.   Definitions

      Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

                           [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                                      MORGAN STANLEY MORTGAGE CAPITAL INC.


                                      By: /s/ Valerie Kay
                                          -----------------------------------
                                          Name:   Valerie Kay
                                          Title:  VP


                                      MORGAN STANLEY CAPITAL I INC.


                                      By: /s/ Valerie Kay
                                          -----------------------------------
                                          Name:   Valerie Kay
                                          Title:  VP


                                      WACHOVIA  MORTGAGE CORPORATION


                                      By: /s/ Jeff Filer
                                          -----------------------------------
                                          Name:   Jeff Filer
                                          Title:  AVP - Investor Development




Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer


By: /s/ Patricia Russo
    -----------------------------------
    Name:   Patricia Russo
    Title:  VP

LASALLE BANK, NATIONAL
ASSOCIATION, as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-9AR


By:  /s/ Susan L. Feld
    -----------------------------------
Name:   Susan L. Feld
Title:  Assistant VP

                                   EXHIBIT I

                            Mortgage Loan Schedule

              [see Schedule A to Pooling and Servicing Agreement]

Exhibit IIA: Standard File Layout - Delinquency Reporting

----------------------------------------------------------------------------------------------------------------
Column/Header Name                                        Description                  Decimal   Format Comment
------------------------------------------ ------------------------------------------ ---------- ---------------
SERVICER_LOAN_NBR                          A unique number assigned to a loan by
                                           the Servicer.  This may be different
                                           than the LOAN_NBR
------------------------------------------ ------------------------------------------ ---------- ---------------
LOAN_NBR                                   A unique identifier assigned to each
                                           loan by the originator.
------------------------------------------ ------------------------------------------ ---------- ---------------
CLIENT_NBR                                 Servicer Client Number
------------------------------------------ ------------------------------------------ ---------- ---------------
SERV_INVESTOR_NBR                          Contains a unique number as
                                           assigned by an external servicer to
                                           identify a group of loans in their
                                           system.
------------------------------------------ ------------------------------------------ ---------- ---------------
BORROWER_FIRST_NAME                        First Name of the Borrower.
------------------------------------------ ------------------------------------------ ---------- ---------------
BORROWER_LAST_NAME                         Last name of the borrower.
------------------------------------------ ------------------------------------------ ---------- ---------------
PROP_ADDRESS                               Street Name and Number of Property
------------------------------------------ ------------------------------------------ ---------- ---------------
PROP_STATE                                 The state where the  property located.
------------------------------------------ ------------------------------------------ ---------- ---------------
PROP_ZIP                                   Zip code where the property is located.
------------------------------------------ ------------------------------------------ ---------- ---------------
BORR_NEXT_PAY_DUE_DATE                     The date that the borrower's next
                                           MM/DD/YYYY payment is due to the
                                           servicer at the end of processing
                                           cycle, as reported by Servicer.
------------------------------------------ ------------------------------------------ ---------- ---------------
LOAN_TYPE                                  Loan Type (i.e. FHA, VA, Conv)
------------------------------------------ ------------------------------------------ ---------- ---------------
BANKRUPTCY_FILED_DATE                      The date a particular bankruptcy claim                MM/DD/YYYY
                                           was filed.
------------------------------------------ ------------------------------------------ ---------- ---------------
BANKRUPTCY_CHAPTER_CODE                    The chapter under which the bankruptcy
                                           was filed.
------------------------------------------ ------------------------------------------ ---------- ---------------
BANKRUPTCY_CASE_NBR                        The case number assigned by the court to
                                           the bankruptcy filing.
------------------------------------------ ------------------------------------------ ---------- ---------------
POST_PETITION_DUE_DATE                     The payment due date once the bankruptcy              MM/DD/YYYY
                                           has been approved by the courts
------------------------------------------ ------------------------------------------ ---------- ---------------
BANKRUPTCY_DCHRG_DISM_DATE                 The Date The Loan Is Removed From                     MM/DD/YYYY
                                           Bankruptcy. Either by Dismissal,
                                           Discharged and/or a Motion For Relief
                                           Was Granted.
------------------------------------------ ------------------------------------------ ---------- ---------------
LOSS_MIT_APPR_DATE                         The Date The Loss Mitigation Was                      MM/DD/YYYY
                                           Approved By The Servicer
------------------------------------------ ------------------------------------------ ---------- ---------------
LOSS_MIT_TYPE                              The Type Of Loss Mitigation Approved For
                                           A Loan Such As;
------------------------------------------ ------------------------------------------ ---------- ---------------




------------------------------------------ ------------------------------------------ ---------- ---------------
LOSS_MIT_EST_COMP_DATE                     The Date The Loss Mitigation /Plan Is                 MM/DD/YYYY
                                           Scheduled To End/Close
------------------------------------------ ------------------------------------------ ---------- ---------------
LOSS_MIT_ACT_COMP_DATE                     The Date The Loss Mitigation Is Actually              MM/DD/YYYY
                                           Completed
------------------------------------------ ------------------------------------------ ---------- ---------------
FRCLSR_APPROVED_DATE                       The date DA Admin sends a letter to                   MM/DD/YYYY
                                           the xservicer with instructions to
                                           begin foreclosure proceedings.
------------------------------------------ ------------------------------------------ ---------- ---------------
ATTORNEY_REFERRAL_DATE                     Date File Was Referred To Attorney to                 MM/DD/YYYY
                                           Pursue Foreclosure
------------------------------------------ ------------------------------------------ ---------- ---------------
FIRST_LEGAL_DATE                           Notice of 1st legal filed by an Attorney              MM/DD/YYYY
                                           in a Foreclosure Action
------------------------------------------ ------------------------------------------ ---------- ---------------
FRCLSR_SALE_EXPECTED_DATE                  The date by which a foreclosure sale is               MM/DD/YYYY
                                           expected to occur.
------------------------------------------ ------------------------------------------ ---------- ---------------
FRCLSR_SALE_DATE                           The actual date of the foreclosure sale.              MM/DD/YYYY
------------------------------------------ ------------------------------------------ ---------- ---------------
FRCLSR_SALE_AMT                            The amount a property sold for at the          2      No commas(,)
                                           foreclosure sale.                                     or dollar
                                                                                                 signs ($)
------------------------------------------ ------------------------------------------ ---------- ---------------
EVICTION_START_DATE                        The date the servicer initiates eviction              MM/DD/YYYY
                                           of the borrower.
------------------------------------------ ------------------------------------------ ---------- ---------------
EVICTION_COMPLETED_DATE                    The date the court revokes legal                      MM/DD/YYYY
                                           possession of the property from the
                                           borrower.
------------------------------------------ ------------------------------------------ ---------- ---------------
LIST_PRICE                                 The price at which an REO property is          2      No commas(,)
                                           marketed.                                             or dollar
                                                                                                 signs ($)
------------------------------------------ ------------------------------------------ ---------- ---------------
LIST_DATE                                  The date an REO property is listed at a               MM/DD/YYYY
                                           particular price.
------------------------------------------ ------------------------------------------ ---------- ---------------
OFFER_AMT                                  The dollar value of an offer for an REO        2      No commas(,)
                                           property.                                             or dollar
                                                                                                 signs ($)
------------------------------------------ ------------------------------------------ ---------- ---------------
OFFER_DATE_TIME                            The date an offer is received by DA                   MM/DD/YYYY
                                           Admin or by the Servicer.
------------------------------------------ ------------------------------------------ ---------- ---------------
REO_CLOSING_DATE                           The date the REO sale of the property is              MM/DD/YYYY
                                           scheduled to close.
------------------------------------------ ------------------------------------------ ---------- ---------------
REO_ACTUAL_CLOSING_DATE                    Actual Date Of REO Sale                               MM/DD/YYYY
------------------------------------------ ------------------------------------------ ---------- ---------------
OCCUPANT_CODE                              Classification of how the property is
                                           occupied.
------------------------------------------ ------------------------------------------ ---------- ---------------
PROP_CONDITION_CODE                        A code that indicates the condition of
                                           the property.
------------------------------------------ ------------------------------------------ ---------- ---------------
PROP_INSPECTION_DATE                       The date a  property inspection is                    MM/DD/YYYY
                                           performed.
------------------------------------------ ------------------------------------------ ---------- ---------------
APPRAISAL_DATE                             The date the appraisal was done.                      MM/DD/YYYY
------------------------------------------ ------------------------------------------ ---------- ---------------




------------------------------------------ ------------------------------------------ ---------- ---------------
CURR_PROP_VAL                              The current "as is" value of the               2
                                           property based on brokers price opinion
                                           or appraisal.
------------------------------------------ ------------------------------------------ ---------- ---------------
REPAIRED_PROP_VAL                          The amount the property would be worth         2
                                           if repairs are completed pursuant to a
                                           broker's price opinion or appraisal.
------------------------------------------ ------------------------------------------ ---------- ---------------
If applicable:
--------------
------------------------------------------ ------------------------------------------ ---------- ---------------
DELINQ_STATUS_CODE                         FNMA Code Describing Status of Loan
------------------------------------------ ------------------------------------------ ---------- ---------------
DELINQ_REASON_CODE                         The circumstances which caused a
                                           borrower to stop paying on a loan.
                                           Code indicates the reason why the
                                           loan is in default for this cycle.
------------------------------------------ ------------------------------------------ ---------- ---------------
MI_CLAIM_FILED_DATE                        Date Mortgage Insurance Claim Was Filed               MM/DD/YYYY
                                           With Mortgage Insurance Company.
------------------------------------------ ------------------------------------------ ---------- ---------------
MI_CLAIM_AMT                               Amount of Mortgage Insurance Claim Filed              No commas(,)
                                                                                                 or dollar
                                                                                                 signs ($)
------------------------------------------ ------------------------------------------ ---------- ---------------
MI_CLAIM_PAID_DATE                         Date Mortgage Insurance Company                       MM/DD/YYYY
                                           Disbursed Claim Payment
------------------------------------------ ------------------------------------------ ---------- ---------------
MI_CLAIM_AMT_PAID                          Amount Mortgage Insurance Company Paid         2      No commas(,)
                                           On Claim                                              or dollar
                                                                                                 signs ($)
------------------------------------------ ------------------------------------------ ---------- ---------------
POOL_CLAIM_FILED_DATE                      Date Claim Was Filed With Pool Insurance              MM/DD/YYYY
                                           Company
------------------------------------------ ------------------------------------------ ---------- ---------------
POOL_CLAIM_AMT                             Amount of Claim Filed With Pool                2      No commas(,)
                                           Insurance Company                                     or dollar
                                                                                                 signs ($)
------------------------------------------ ------------------------------------------ ---------- ---------------
POOL_CLAIM_PAID_DATE                       Date Claim Was Settled and The Check Was              MM/DD/YYYY
                                           Issued By The Pool Insurer
------------------------------------------ ------------------------------------------ ---------- ---------------
POOL_CLAIM_AMT_PAID                        Amount Paid On Claim By Pool Insurance         2      No commas(,)
                                           Company                                               or dollar
                                                                                                 signs ($)
------------------------------------------ ------------------------------------------ ---------- ---------------
FHA_PART_A_CLAIM_FILED_DATE                 Date FHA Part A Claim Was Filed With HUD             MM/DD/YYYY
------------------------------------------ ------------------------------------------ ---------- ---------------
FHA_PART_A_CLAIM_AMT                        Amount of FHA Part A Claim Filed              2      No commas(,)
                                                                                                 or dollar
                                                                                                 signs ($)
------------------------------------------ ------------------------------------------ ---------- ---------------
FHA_PART_A_CLAIM_PAID_DATE                  Date HUD Disbursed Part A Claim Payment              MM/DD/YYYY
------------------------------------------ ------------------------------------------ ---------- ---------------
FHA_PART_A_CLAIM_PAID_AMT                   Amount HUD Paid on Part A Claim               2      No commas(,)
                                                                                                 or dollar
                                                                                                 signs ($)
------------------------------------------ ------------------------------------------ ---------- ---------------



------------------------------------------ ------------------------------------------ ---------- ---------------
FHA_PART_B_CLAIM_FILED_DATE                  Date FHA Part B Claim Was Filed With                MM/DD/YYYY
                                           HUD
------------------------------------------ ------------------------------------------ ---------- ---------------
FHA_PART_B_CLAIM_AMT                         Amount of FHA Part B Claim Filed             2      No commas(,)
                                                                                                 or dollar
                                                                                                 signs ($)
------------------------------------------ ------------------------------------------ ---------- ---------------
FHA_PART_B_CLAIM_PAID_DATE                    Date HUD Disbursed Part B Claim                    MM/DD/YYYY
                                           Payment
------------------------------------------ ------------------------------------------ ---------- ---------------
FHA_PART_B_CLAIM_PAID_AMT                   Amount HUD Paid on Part B Claim               2      No commas(,)
                                                                                                 or dollar
                                                                                                 signs ($)
------------------------------------------ ------------------------------------------ ---------- ---------------
VA_CLAIM_FILED_DATE                         Date VA Claim Was Filed With the                     MM/DD/YYYY
                                           Veterans Admin
------------------------------------------ ------------------------------------------ ---------- ---------------
VA_CLAIM_PAID_DATE                          Date Veterans Admin. Disbursed VA Claim              MM/DD/YYYY
                                           Payment
------------------------------------------ ------------------------------------------ ---------- ---------------
VA_CLAIM_PAID_AMT                           Amount Veterans Admin. Paid on VA Claim       2      No commas(,)
                                                                                                 or dollar
                                                                                                 signs ($)
----------------------------------------------------------------------------------------------------------------

Exhibit IIB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
     o   ASUM-   Approved Assumption
     o   BAP-    Borrower Assistance Program
     o   CO-     Charge Off
     o   DIL-    Deed-in-Lieu
     o   FFA-    Formal Forbearance Agreement
     o   MOD-    Loan Modification
     o   PRE-    Pre-Sale
     o   SS-     Short Sale
     o   MISC-   Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
    o    Mortgagor
    o    Tenant
    o    Unknown
    o    Vacant

The Property Condition field should show the last reported condition of the property as follows:
     o   Damaged
     o   Excellent
     o   Fair
     o   Gone
     o   Good
     o   Poor
     o   Special Hazard
     o   Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

             -------------------------------------------------------------------
             Delinquency Code   Delinquency Description
             ------------------ ------------------------------------------------
             001                FNMA-Death of principal mortgagor
             ------------------ ------------------------------------------------
             002                FNMA-Illness of principal mortgagor
             ------------------ ------------------------------------------------
             003                FNMA-Illness of mortgagor's family member
             ------------------ ------------------------------------------------
             004                FNMA-Death of mortgagor's family member
             ------------------ ------------------------------------------------
             005                FNMA-Marital difficulties
             ------------------ ------------------------------------------------
             006                FNMA-Curtailment of income
             ------------------ ------------------------------------------------
             007                FNMA-Excessive Obligation
             ------------------ ------------------------------------------------
             008                FNMA-Abandonment of property
             -------------------------------------------------------------------

             -------------------------------------------------------------------
             009                FNMA-Distant employee transfer
             ------------------ ------------------------------------------------
             011                FNMA-Property problem
             ------------------ ------------------------------------------------
             012                FNMA-Inability to sell property
             ------------------ ------------------------------------------------
             013                FNMA-Inability to rent property
             ------------------ ------------------------------------------------
             014                FNMA-Military Service
             ------------------ ------------------------------------------------
             015                FNMA-Other
             ------------------ ------------------------------------------------
             016                FNMA-Unemployment
             ------------------ ------------------------------------------------
             017                FNMA-Business failure
             ------------------ ------------------------------------------------
             019                FNMA-Casualty loss
             ------------------ ------------------------------------------------
             022                FNMA-Energy environment costs
             ------------------ ------------------------------------------------
             023                FNMA-Servicing problems
             ------------------ ------------------------------------------------
             026                FNMA-Payment adjustment
             ------------------ ------------------------------------------------
             027                FNMA-Payment dispute
             ------------------ ------------------------------------------------
             029                FNMA-Transfer of ownership pending
             ------------------ ------------------------------------------------
             030                FNMA-Fraud
             ------------------ ------------------------------------------------
             031                FNMA-Unable to contact borrower
             ------------------ ------------------------------------------------
             INC                FNMA-Incarceration
             -------------------------------------------------------------------


The FNMA Delinquent Status Code field should show the Status of Default as follows:

             -------------------------------------------------------------------
                   Status Code  Status Description
             ------------------ ------------------------------------------------
                       09       Forbearance
             ------------------ ------------------------------------------------
                       17       Pre-foreclosure Sale Closing Plan Accepted
             ------------------ ------------------------------------------------
                       24       Government Seizure
             ------------------ ------------------------------------------------
                       26       Refinance
             ------------------ ------------------------------------------------
                       27       Assumption
             ------------------ ------------------------------------------------
                       28       Modification
             ------------------ ------------------------------------------------
                       29       Charge-Off
             ------------------ ------------------------------------------------
                       30       Third Party Sale
             ------------------ ------------------------------------------------
                       31       Probate
             ------------------ ------------------------------------------------
                       32       Military Indulgence
             ------------------ ------------------------------------------------
                       43       Foreclosure Started
             ------------------ ------------------------------------------------
                       44       Deed-in-Lieu Started
             ------------------ ------------------------------------------------
                       49       Assignment Completed
             ------------------ ------------------------------------------------
                       61       Second Lien Considerations
             ------------------ ------------------------------------------------
                       62       Veteran's Affairs-No Bid
             ------------------ ------------------------------------------------
                       63       Veteran's Affairs-Refund
             ------------------ ------------------------------------------------
                       64       Veteran's Affairs-Buydown
             ------------------ ------------------------------------------------
                       65       Chapter 7 Bankruptcy
             ------------------ ------------------------------------------------
                       66       Chapter 11 Bankruptcy
             ------------------ ------------------------------------------------
                       67       Chapter 13 Bankruptcy
             -------------------------------------------------------------------

Exhibit IIC: Standard File Layout - Master Servicing


-------------------------------------------------------------------------------------------------------------------------------
Column Name                          Description                            Decimal   Format Comment                     Max
                                                                                                                         Size
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
SER_INVESTOR_NBR                     A value assigned by the Servicer to              Text up to 10 digits                  20
                                     define a group of loans.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
LOAN_NBR                             A unique identifier assigned to each             Text up to 10 digits                  10
                                     loan by the investor.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
SERVICER_LOAN_NBR                    A unique number assigned to a loan               Text up to 10 digits                  10
                                     by the Servicer.  This may be
                                     different than the LOAN_NBR.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
BORROWER_NAME                        The borrower name as received in the             Maximum length of 30 (Last,           30
                                     file.  It is not separated by first              First)
                                     and last name.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
SCHED_PAY_AMT                        Scheduled monthly principal and           2      No commas(,) or dollar signs ($)      11
                                     scheduled interest payment that a
                                     borrower is expected to pay, P&I
                                     constant.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
NOTE_INT_RATE                        The loan interest rate as reported        4      Max length of 6                        6
                                     by the Servicer.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
NET_INT_RATE                         The loan gross interest rate less         4      Max length of 6                        6
                                     the service fee rate as reported by
                                     the Servicer.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
SERV_FEE_RATE                        The servicer's fee rate for a loan        4      Max length of 6                        6
                                     as reported by the Servicer.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
SERV_FEE_AMT                         The servicer's fee amount for a loan      2      No commas(,) or dollar signs ($)      11
                                     as reported by the Servicer.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
NEW_PAY_AMT                          The new loan payment amount as            2      No commas(,) or dollar signs ($)      11
                                     reported by the Servicer.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
NEW_LOAN_RATE                        The new loan rate as reported by the      4      Max length of 6                        6
                                     Servicer.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
ARM_INDEX_RATE                       The index the Servicer is using to        4      Max length of 6                        6
                                     calculate a forecasted rate.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
ACTL_BEG_PRIN_BAL                    The borrower's actual principal           2      No commas(,) or dollar signs ($)      11
                                     balance at the beginning of the
                                     processing cycle.
-------------------------------------------------------------------------------------------------------------------------------


ACTL_END_PRIN_BAL                    The borrower's actual principal           2      No commas(,) or dollar signs ($)      11
                                     balance at the end of the processing
                                     cycle.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
BORR_NEXT_PAY_DUE_DATE               The date at the end of processing                MM/DD/YYYY                            10
                                     cycle that the borrower's next
                                     payment is due to the Servicer, as
                                     reported by Servicer.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
SERV_CURT_AMT_1                      The first curtailment amount to be        2      No commas(,) or dollar signs ($)      11
                                     applied.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
SERV_CURT_DATE_1                     The curtailment date associated with             MM/DD/YYYY                            10
                                     the first curtailment amount.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
CURT_ADJ_ AMT_1                      The curtailment interest on the           2      No commas(,) or dollar signs ($)      11
                                     first curtailment amount, if
                                     applicable.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
SERV_CURT_AMT_2                      The second curtailment amount to be       2      No commas(,) or dollar signs ($)      11
                                     applied.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
SERV_CURT_DATE_2                     The curtailment date associated with             MM/DD/YYYY                            10
                                     the second curtailment amount.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
CURT_ADJ_ AMT_2                      The curtailment interest on the           2      No commas(,) or dollar signs ($)      11
                                     second curtailment amount, if
                                     applicable.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
SERV_CURT_AMT_3                      The third curtailment amount to be        2      No commas(,) or dollar signs ($)      11
                                     applied.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
SERV_CURT_DATE_3                     The curtailment date associated with             MM/DD/YYYY                            10
                                     the third curtailment amount.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
CURT_ADJ_AMT_3                       The curtailment interest on the           2      No commas(,) or dollar signs ($)      11
                                     third curtailment amount, if
                                     applicable.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
PIF_AMT                              The loan "paid in full" amount as         2      No commas(,) or dollar signs ($)      11
                                     reported by the Servicer.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
PIF_DATE                             The paid in full date as reported by             MM/DD/YYYY                            10
                                     the Servicer.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
                                                                                      Action Code Key: 15=Bankruptcy,        2
ACTION_CODE                          The standard FNMA numeric code used              30=Foreclosure,  , 60=PIF,
                                     to indicate the default/delinquent               63=Substitution,
                                     status of a particular loan.                     65=Repurchase,70=REO
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
INT_ADJ_AMT                          The amount of the interest                2      No commas(,) or dollar signs ($)      11
                                     adjustment as reported by the
                                     Servicer.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
SOLDIER_SAILOR_ADJ_AMT               The Soldier and Sailor Adjustment         2      No commas(,) or dollar signs ($)      11
-------------------------------------------------------------------------------------------------------------------------------



                                     amount, if applicable.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
NON_ADV_LOAN_AMT                     The Non Recoverable Loan Amount, if       2      No commas(,) or dollar signs ($)      11
                                     applicable.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
LOAN_LOSS_AMT                        The amount the Servicer is passing        2      No commas(,) or dollar signs ($)      11
                                     as a loss, if applicable.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
SCHED_BEG_PRIN_BAL                   The scheduled outstanding principal       2      No commas(,) or dollar signs ($)      11
                                     amount due at the beginning of the
                                     cycle date to be passed through to
                                     investors.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
SCHED_END_PRIN_BAL                   The scheduled principal balance due       2      No commas(,) or dollar signs ($)      11
                                     to investors at the end of a
                                     processing cycle.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
SCHED_PRIN_AMT                       The scheduled principal amount as         2      No commas(,) or dollar signs ($)      11
                                     reported by the Servicer for the
                                     current cycle -- only applicable for
                                     Scheduled/Scheduled Loans.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
SCHED_NET_INT                        The scheduled gross interest amount       2      No commas(,) or dollar signs ($)      11
                                     less the service fee amount for the
                                     current cycle as reported by the Servicer
                                     -- only applicable for
                                     Scheduled/Scheduled Loans.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
ACTL_PRIN_AMT                        The actual principal amount               2      No commas(,) or dollar signs ($)      11
                                     collected by the Servicer for the current
                                     reporting cycle -- only applicable for
                                     Actual/Actual Loans.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
ACTL_NET_INT                         The actual gross interest amount          2      No commas(,) or dollar signs ($)      11
                                     less the service fee amount for the
                                     current reporting cycle as reported by
                                     the Servicer -- only applicable for
                                     Actual/Actual Loans.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
PREPAY_PENALTY_ AMT                  The penalty amount received when a        2      No commas(,) or dollar signs ($)      11
                                     borrower prepays on his loan as
                                     reported by the Servicer.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
PREPAY_PENALTY_ WAIVED               The prepayment penalty amount for         2      No commas(,) or dollar signs ($)      11
                                     the loan waived by the servicer.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                             The Effective Payment Date of the                MM/DD/YYYY                            10
                                     Modification for the loan.
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
MOD_TYPE                             The Modification Type.                           Varchar - value can be alpha or       30
-------------------------------------------------------------------------------------------------------------------------------


                                                                                      numeric
------------------------------------ -------------------------------------- --------- ---------------------------------- ------
DELINQ_P&I_ADVANCE_AMT               The current outstanding principal         2      No commas(,) or dollar signs ($)      11
                                     and interest advances made by
                                     Servicer.
-------------------------------------------------------------------------------------------------------------------------------

Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet
      NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.
      (e)

      (f) The numbers on the 332 form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:
      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
      4-12. Complete as applicable. Required documentation:
            * For taxes and insurance advances - see page 2 of 332 form -
              breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
            * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)
            * Other expenses - copies of corporate advance history showing all payments
            * REO repairs > $1500 require explanation
            * REO repairs >$3000 require evidence of at least 2 bids.
            * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate
            * Unusual or extraordinary items may require further
              documentation.
      13.   The total of lines 1 through 12.
      (g)   Credits:

      14-21. Complete as applicable. Required documentation:
            * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.
            * Copy of EOB for any MI or gov't guarantee
            * All other credits need to be clearly defined on the 332 form
      22.   The total of lines 14 through 21.

      Please Note:  For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

      Total Realized Loss (or Amount of Any Gain)

      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit IIE: Calculation of Realized Loss/Gain Form 332

      Prepared by: __________________            Date:  _______________
      Phone:  ______________________    Email Address:_____________________


 ----------------------   --------------------   ------------------------------
| Servicer Loan No.    | | Servicer Name      | | Servicer Address             |
|                      | |                    | |                              |
|                      | |                    | |                              |
 ----------------------   --------------------   ------------------------------

       WELLS FARGO BANK, N.A. Loan No._____________________________

       Borrower's Name: ________________________________________________________
       Property Address: _______________________________________________________

       Liquidation Type:  REO Sale    3rd Party Sale    Short Sale    Charge Off

       Was this loan granted a Bankruptcy deficiency or cramdown        Yes   No
       If "Yes", provide deficiency or cramdown amount _________________________

       Liquidation and Acquisition Expenses:
       (1)  Actual Unpaid Principal Balance of Mortgage Loan  $___________ (1)
       (2)  Interest accrued at Net Rate                       ___________ (2)
       (3)  Accrued Servicing Fees                             ___________ (3)
       (4)  Attorney's Fees                                    ___________ (4)
       (5)  Taxes (see page 2)                                 ___________ (5)
       (6)  Property Maintenance                               ___________ (6)
       (7)  MI/Hazard Insurance Premiums (see page 2)          ___________ (7)
       (8)  Utility Expenses                                   ___________ (8)
       (9)  Appraisal/BPO                                      ___________ (9)
       (10) Property Inspections                               ___________ (10)
       (11) FC Costs/Other Legal Expenses                      ___________ (11)
       (12) Other (itemize)                                    ___________ (12)
                Cash for Keys________________________          ___________ (12)
                HOA/Condo Fees_______________________          ___________ (12)
                _____________________________________          ___________ (12)

                Total Expenses                                $___________ (13)
       Credits:
       (14) Escrow Balance                                    $___________ (14)
       (15) HIP Refund                                         ___________ (15)
       (16) Rental Receipts                                    ___________ (16)
       (17) Hazard Loss Proceeds                               ___________ (17)
       (18) Primary Mortgage Insurance / Gov't Insurance       ___________ (18a)
            HUD Part A

                                                               ___________ (18b)
            HUD Part B
       (19) Pool Insurance Proceeds                            ___________ (19)
       (20) Proceeds from Sale of Acquired Property            ___________ (20)
       (21) Other (itemize)                                    ___________ (21)
            _________________________________________          ___________ (21)

            Total Credits                                     $___________ (22)
       Total Realized Loss (or Amount of Gain)                $____________(23)

Escrow Disbursement Detail


------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------
       Type            Date Paid         Period of        Total Paid       Base Amount        Penalties         Interest
   (Tax /Ins.)                            Coverage
------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------
------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------

------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------

------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------

------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------

------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------

------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------

------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------

------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------

                                  EXHIBIT III



Additional Disclosure Notification

Wells Fargo Bank, N.A. as [Securities Administrator and Master Servicer] 9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services - MSM [deal number] - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

      In accordance with Section [2.03(d)][2.03(e)][2.03(f)] of the Regulation AB Compliance Addendum, dated as of April 17, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of [date] among Morgan Stanley Capital I Inc., as Depositor, Wachovia Mortgage Corporation, Wells Fargo Bank, National Association, as Master Servicer, and LaSalle Bank National Association as Trustee. The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].


Description of Additional Form [ ] Disclosure:



List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

      Any inquiries related to this notification should be directed to [    ],
phone number: [    ]; email address: [     ].

      [NAME OF PARTY]

      as [role]


      By: __________________

          Name:

          Title: